EXHIBIT 31(a)
Certification of Chief Executive Officer
I, Donald M. James, certify that:
1.	I have reviewed this quarterly report on Form 10-Q of Vulcan Materials Company;
2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Vulcan Materials Company as of, and for, the periods presented in this quarterly report;

4.

Vulcan Materials Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Vulcan Materials Company and have:

a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to Vulcan Materials Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

evaluated the effectiveness of Vulcan Materials Company's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

c)

disclosed in this quarterly report any change in Vulcan Materials Company's internal control over financial reporting that occurred during Vulcan Materials Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Vulcan Materials Company's internal control over financial reporting.

5.

Vulcan Materials Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Vulcan Materials Company's auditors and the audit committee of Vulcan Materials Company's Board of Directors:

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Vulcan Materials Company's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Vulcan Materials Company's internal control over financial reporting.
Date October 29, 2004
/s/ Donald M. James Donald M. James Chairman and Chief Executive Officer

EXHIBIT 31(b)
Certification of Chief Financial Officer
I, Mark E. Tomkins, certify that:
1.	I have reviewed this quarterly report on Form 10-Q of Vulcan Materials Company;
2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Vulcan Materials Company as of, and for, the periods presented in this quarterly report;

4.

Vulcan Materials Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Vulcan Materials Company and have:

a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to Vulcan Materials Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

evaluated the effectiveness of Vulcan Materials Company's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

c)

disclosed in this quarterly report any change in Vulcan Materials Company's internal control over financial reporting that occurred during Vulcan Materials Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Vulcan Materials Company's internal control over financial reporting.

5.

Vulcan Materials Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Vulcan Materials Company's auditors and the audit committee of Vulcan Materials Company's Board of Directors:

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Vulcan Materials Company's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Vulcan Materials Company's internal control over financial reporting.
Date October 29, 2004
/s/ Mark E. Tomkins Mark E. Tomkins Senior Vice President, Chief Financial Officer and Treasurer